EXHIBIT 32.2

                          CERTIFICATION PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                           (18 U.S.C. Section 1350)

      In connection with the accompanying Quarterly Report of Carrington Laboratories, Inc., (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. Schnitzius, Vice President and Chief Financial Officer of the Company, hereby certify that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Dated: November 13, 2003        /s/ Robert W. Schnitzius
                                 --------------------------------------------
                                 Robert W. Schnitzius
                                 Vice President and
                                 Chief Financial Officer
                                 (principal financial and accounting officer)